                                                                   Exhibit 10.38

                            GREENBRIAR CORPORATION
                             A NEVADA CORPORATION

                            STOCK PURCHASE WARRANT
                  TO PURCHASE 108,000 SHARES OF COMMON STOCK
                           PAR VALUE $0.01 PER SHARE
                               DECEMBER 31, 1996


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

   1. Basic Terms. This certifies that, for value received, The April Trust (the "Holder") is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase 108,000 whole shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Greenbriar Corporation, a Nevada corporation (the "Company") from the Company at the purchase price of $10.00 per share (the "Purchase Price"), on delivery of this Warrant to the Company with Form of Election to Purchase in the form of Exhibit A duly executed and payment of the Purchase Price (in cash or by cashier's check payable to the order of the Company) for each share purchased; provided, however, that in lieu of cash the Optionee may exercise the Option by instructing the Company to withhold from the Shares otherwise issuable upon the exercise of the Option that number of Shares having a fair market value equal to the cash Exercise Price of the Shares being purchased. For this purpose, the per share value of the Shares shall be the fair market value on the date of exercise (or, if the date or exercise is not a trading date, on the first trading date immediately preceding the date of exercise), which shall be the average of the highest and lowest sales prices of shares of common stock of the Company on the American Stock Exchange (or, if the shares of common stock of the Company are not listed on the American Stock Exchange, Inc., on the principal national stock exchange on which shares are listed or, if not so listed, on the quotation service on which such shares are listed) as reported in The Wall Street Journal-Southwest Edition, on such date. This Warrant shall be exercisable at any time, in whole or in part, from the date hereof until October 1, 2006.

    2. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, and free from taxes, liens and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Purchase Price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants.

    3. Method of Exercise; Fractional Shares. The purchase rights represented by this Warrant are exercisable at the option of the Holder in whole or in part, from time to time, within the period above specified; provided, however, that purchase rights are not exercisable with respect to a fraction of a share of Common Stock. In lieu of issuing a fraction of a share remaining after exercise of this Warrant as to all full shares covered hereby, the Company shall either
(1) pay therefor cash equal to the same fraction of the then current Warrant purchase price per share or, at its option, (2) issue scrip for the fraction, in registered or bearer form approved by the Board of Directors of the Company, which shall entitle the Holder to receive a certificate for a full share of Common Stock on surrender of scrip aggregating a full share. Scrip may become void after a reasonable period (but not less than six months after the expiration date of this Warrant) determined by the Board of Directors and specified in the scrip. In case of the exercise of this Warrant for less than all the shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable. Upon the date of receipt by the Company of an exercise of the Warrant ("Exercise Date"), the Warrant shall be deemed to have been exercised as to the number of shares so purchased, and the person so exercising the Warrant shall become a holder of record of shares of Common Stock on the Exercise Date.

      4. Adjustments of Shares and Purchase Price. The initial number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time after the date hereof as follows:

         A. In case the Company shall (1) pay a dividend in, or make a distribution of, Common Stock or of any other interests in the Company convertible into Common Stock, (2) subdivide its outstanding Common Stock into a greater number of such Common Stock, or (3) combine its outstanding Common Stock into a smaller number of such Common Stock, the total number of shares of Common Stock and the interests in the Company convertible into Common Stock purchasable upon the exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Holder of any Warrant thereafter surrendered for the purchase of Common Stock shall be entitled to receive at the same aggregate Purchase Price the number of shares of Common Stock which he would have owned or have been entitled to receive immediately following any of the events described above had such Warrant been exercised in full immediately prior to any such event. An adjustment made pursuant to this Subsection shall, in the case of a dividend in Common Stock, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive Common Stock together with one or more other interests in the Company, the Company and the Holder shall determine the allocation of the adjusted Purchase Price between or among such Common Stock and such interests.

         B. In the event of any adjustment of the total number of shares of Common Stock purchasable upon the exercise of the then outstanding Warrants pursuant to Subsection A above, the Purchase Price per share applicable to each such outstanding Warrant shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment.

         C. In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the average market value at the closing price for 20 consecutive trading days ending on the trading date immediately preceding the issue date ("Average Market Value"), the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, or which the numerator shall be the number of shares of Common Stock outstanding on the record date plus the number of additional shares which the aggregate offering price of the total number of shares offered for subscription or purchase would purchase at such Average Market Value per share, and of which the denominator shall be the number of shares outstanding on such record date plus the number of shares offered for subscription or purchase. Such adjustments shall be made whenever such rights or warrants are issued, and shall become effective as of the record date for the determination of shareholders entitled to receive such rights or warrants.

         D. In the event of any capital reorganization or any reclassification of the Common Stock (except as provided in Subsection (A) above or Subsection (H) below) any Holder of Warrants upon exercise thereof, shall be entitled to receive, in lieu of the Common Stock to which he would have become entitled upon exercise immediately prior to reorganization or reclassification, the Shares of Common Stock, or other interests of the Company or property of the Company that he would have been entitled to receive at the same aggregate Purchase Price upon such reorganization or reclassification if his Warrants had been exercised immediately prior thereto; and in any such case, appropriate provision shall be made for the application of this Section 4 with respect to the rights and interests thereafter of the Holders of Warrants (including but not limited to the allocation of the adjusted Purchase Price between or among the shares of Common Stock and any other interests in the Company, to the end that this
      Section 4 (including the adjustments of the number of shares of Common Stock or other interests in the Company purchasable and the Purchase Price thereof) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares of Common Stock or other interests in the Company, or other property, thereafter deliverable upon the exercise of the Warrants.

      E. No adjustment in the Purchase Price under this Section 4 shall be made unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share as the case may be.

      F. Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant or the Purchase Price is adjusted as provided in this Section 4, the Company will promptly file with the Holder a certificate signed by the President or Executive Vice President and by the Secretary or an Assistant Secretary of the Company setting forth the number and kind of shares of Common Stock or other interests in the Company purchasable and the Purchase Price, as so adjusted, stating that such adjustments in the number of shares of Common Stock or number or kind of other interests in the Company, or in the Purchase Price, conform to the requirements of this Section 4, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Company will mail a brief summary thereof to the Holder; provided, however, that failure to file or to give any notice required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 4.

      G. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation or other entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock), or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, the corporation or other entity formed by such consolidation or merger or the entity which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder a supplemental warrant providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of interests and other securities and property receivable upon such consolidation, merger, sale or transfer by a Holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section. The above provision of this Subsection shall similarly apply to successive consolidations, mergers, sales or transfers.

      H. Irrespective of any adjustments in the Purchase Price or in the number of kind of interests in the Company issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of interests as are stated in the similar Warrant Certificates initially issuable pursuant to this Warrant.

      I. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company and not disapproved by the Holder, to make any computation required under this Section, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

   5. Limited Rights of Holder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

   6. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

   7. Transfer. Holder acknowledges that this Warrant and the shares of Common Stock or other securities into which this Warrant is exercisable have not been registered under the Securities Act or any state securities laws, but have been and will be issued pursuant to exemptions therefrom. Accordingly, Holder acknowledges and agrees that this Warrant and the securities acquired by it upon exercise hereof may be transferred or assigned to another party only in accordance with a valid registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

          Subject to applicable securities laws, this Warrant and all rights hereunder are transferable by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the Form of Assignment attached hereto as Exhibit B duly executed. Absent any such transfer, the Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. With regard to the shares issuable to Holder upon exercise of this Warrant, Holder shall have the registration rights described in Exhibit B to the Agreement and Plan of Merger, dated the date hereof between the Company and American Care Communities, Inc., except that the Holder shall have piggy-back registration rights relating to the currently planned Company registration on Form S-1 described in such Exhibit B and Holder?s rights shall not be subject to amendment without prior consent.

   8. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

   9. Notice and Effect of Dissolution, etc. In case of a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with the consolidation or merger covered by Section 4 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the Holder. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Shares will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description to be made to the holders of Common Shares as a result of the transaction; and (5) an estimate of the fair value of the distributions. On the date of the transaction, it if actually occurs, this Warrant and all rights hereunder shall terminate.

  10. Method of Giving Notice; Extent Required. Notices shall be given by certified first class mail, postage prepaid, addressed to the Holder at the address of the owner appearing in the records of the Company or to the Company at its principal office, or at such other addresses as to which either the Holder or the Company gives the other written notice as provided herein.

  11. Renewal Warrant. This Warrant is issued in substitution for and renewal of that certain Stock Purchase Warrant dated March 24, 1993, issued originally by Medical Resource Companies of America (now known as Greenbriar Corporation) to FFP Partnership, L.P., for the purchase of 540,000 shares of Common Stock, which have been adjusted to 108,000 shares in connection with a one-for-five reverse split of the Common Stock in 1995, which original Stock Purchase Warrant is hereby canceled and substituted.

     Witness the seal of the Company and the signatures of its authorized officers.

                         GREENBRIAR CORPORATION



                         By: /s/ Gene S. Bertcher
                            -----------------------------------------
                           Gene S. Bertcher, Executive Vice President

                                   EXHIBIT A

                         FORM OF ELECTION TO PURCHASE


     (To be Executed by the Holder if He Desires to Exercise Warrants Evidenced by the Within Warrant Certificate)

To: GREENBRIAR CORPORATION

     The undersigned hereby irrevocably elects to exercise Warrants evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________________ full Shares of Greenbriar Corporation, Common Stock issuable upon exercise of said Warrants and delivery of $10.00 for each share purchased.



                              --------------------------------------------------
                              (name of holder)



                              By:
                                 -----------------------------------------------

                                    Title:
                                          --------------------------------------


                              TAXPAYER IDENTIFICATION NUMBER:

                              --------------------------------------------------

     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to

-----------------------------------------------------------------
                (Please Print Name and Address)

-----------------------------------------------------------------

-----------------------------------------------------------------



Dated:                , 19         Signature:
      ----------------    ----                ----------------------------------

                                   EXHIBIT B

                              FORM OF ASSIGNMENT


     (To be executed by the registered holder if he desires to assign warrants evidenced by the within warrant certificate. Any such assignment is subject to certain restrictions contained in the Warrant Certificate.)


     FOR VALUE RECEIVED _________________________________________ hereby sells, assigns and transfers unto ________________________ Warrants to purchase _________ shares of Common Stock, par value $0.01 per share, of Greenbriar Corporation, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _____________________, Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

Dated: ____________________, 19_____.



                   __________________________________________